Exhibit 10.1

First Amendment

to The

Encana (USA) Deferred Compensation Plan

(Amended and Restated Effective April 1, 2018)

1.Plan Sponsor:  Ovintiv Services Inc. (the “Plan Sponsor”).

2.Amendment of Plan:  Pursuant to the authority of the undersigned and the provisions of Section 7.1 of the Encana (USA) Deferred Compensation Plan (the “Plan”), the following Amendment to the Plan is adopted, effective January 24, 2020.

A.Section 1.1 of the Plan is amended to read as follows:

1.1Name of Plan.  The name of this plan is the “Ovintiv U.S. Deferred Compensation Plan.”

B.Section 1.4 of the Plan is amended to read as follows:

1.4Company.  For purposes of this Plan, “Company” means Ovintiv Services Inc. (f/k/a Encana Services Company Ltd., which was the successor employer to Alenco Inc.) and any successor employer thereof.

C.Section 1.5 of the Plan is amended to read as follows:

1.5Participating Employers.  The Company is a “Participating Employer” in the Plan. Each subsidiary or affiliate of the Company that employs one or more Participants shall also be a Participating Employer. Each Participating Employer shall pay the cost of the benefits to which a Participant is entitled under the Plan attributable to service with that employer, and its share of the other expenses of the Plan, in each case in such amounts as are determined by the Company in its sole discretion. The Participating Employers are Ovintiv Services Inc. (f/k/a Encana Services Company Ltd.), Ovintiv USA Inc. (f/k/a Encana Oil & Gas (USA)) and, Ovintiv Inc. (including any payments made by Alenco Inc.).

3.Terms and Conditions of Plan:  Except for the above amendment, all terms and conditions of the Plan are unamended and shall remain in full force and effect.

***Signature Page Follows***

First Amendment to the Encana (USA) Deferred Compensation Plan3/20201

3.Execution:  This First Amendment has been executed on the date set forth below.

Ovintiv Services Inc.

Plan Sponsor

By: /s/ Mike Williams

Title: Chair, Management Pension Benefits Committee

Date: April 6, 2020

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First Amendment to the Encana (USA) Deferred Compensation Plan3/20202